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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported) November 3, 2005
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                                                        (October 28, 2005)
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                                NetRatings, Inc.
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               (Exact Name of Registrant as Specified in Charter)

             Delaware                   0-27907                 77-0461990
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    (State or Other Jurisdiction      (Commission             (IRS Employer
         of Incorporation)            File Number)          Identification No.)

   120 West 45th Street, 35th Floor, New York, New York            10036
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        (Address of Principal Executive Offices)                 (Zip Code)

       (Registrant's Telephone Number, Including Area Code) (212) 703-5900
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                                      N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

     On November 3, 2005, NetRatings, Inc. ("NetRatings" or the "Company") issued a press release, which is attached hereto as Exhibit 99.1, announcing its financial results for the third quarter ended September 30, 2005. In addition, in such press release NetRatings announced its revenues and earnings guidance for the fourth quarter and fiscal year ending December 31, 2005. To supplement the Company's consolidated financial statements presented in accordance with generally accepted accounting principles, the Company has used non-GAAP financial measures in the press release. The non-GAAP financial measures included in the press release have been reconciled to the comparable GAAP financial measures as required under SEC rules regarding the use of non-GAAP financial measures. The Company urges investors to carefully review the GAAP financial information included as part of the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and quarterly earnings releases.

     The information in this Item 2.02 and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

     (a) On October 28, 2005, the management of the Company, in consultation with the Company's independent registered public accounting firm, Ernst & Young LLP, concluded that the Company should restate its previously issued consolidated financial statements for the period ended June 30, 2005. On November 1, 2005, the Audit Committee of the Board of Directors of the Company met and discussed this matter and concurred with management's conclusion.

     The Company has restated these consolidated financial statements as the result of an error in accounting for the amortization of restricted stock grants. The restatement will result in the Company increasing its net loss by $461,000, or $0.01 per share, for the quarter ended June 30, 2005. The accounting rules adopted by the Company to account for stock-based compensation, ABP No. 25, require the Company to recognize forfeitures when they occur. In its consolidated financial statements for the three month and six month periods ended June 30, 2005, the Company computed the expense for restricted stock net of estimates of future forfeitures. As a result, the Company will restate its consolidated financial statements for the three and six month periods ended June 30, 2005 to reflect the appropriate accounting treatment. Beginning in 2006, the accounting rules will require the Company to estimate future forfeitures when recording the expense for stock-based compensation.

     Because the Company has concluded that its previously filed consolidated financial statements should be revised to correct the above-referenced accounting error, investors should no longer rely upon the Company's consolidated financial statements for the period ended June 30, 2005.

     The following table represents the effect of the restatement on the consolidated statement of operations for the three month and six month periods ended June 30, 2005 (in thousands, except per share amounts):


                                                Three Months Ended                            Six Months Ended
                                                   June 30, 2005                                June 30, 2005
                                         As                                           As
                                     Previously                         As        Previously                         As
                                      Reported       Adjustment      Restated      Reported       Adjustment      Restated
                                     ----------      ----------      --------     ----------      ----------      --------
Amortization of stock-based
   compensation*                     $      708      $      461      $  1,169     $     708       $      461      $  1,169
Loss from operations                 $   (2,647)     $     (461) $     (3,108)    $  (5,044)      $     (461)       (5,505)
Net loss                             $   (1,860)     $     (461) $     (2,321)    $  (3,489)      $     (461)       (3,950)
Basic and diluted net loss per
  common share                       $    (0.05)     $    (0.01) $      (0.06)    $   (0.10)      $    (0.01)     $  (0.11)
Shares used in the calculation of
  net loss per common                    36,014          36,014        36,014        35,893           35,893        35,893


*Amortization of stock-based
compensation
  Cost of revenue                    $       30      $       20      $     50     $      30       $       20      $     50
   Research and development                  76              49           125            76               49           125
   Sales and marketing                      322             207           529           322              207           529
   General and administrative               280             185           466           280              185           466
                                     ----------      ----------      --------     ---------       ----------      --------
     Total amortization of
       stock-based compensation      $      708      $      461      $  1,170     $     708       $      461      $  1,170
                                     ==========      ==========      ========     =========       ==========      ========

     The following table presents the effect of the restatement on the consolidated balance sheet as of June 30, 2005 (in thousands):


                                               As
                                           Previously
                                            Reported              Adjustment           As Restated
                                           ----------             ----------           -----------
Deferred compensation                      $   (3,719)            $  (2,455)           $   (6,174)
Additional paid-in capital                    445,043                 2,916               447,959
Accumulated deficit                          (140,381)                 (461)             (140,842)
Total stockholders' equity                    280,149                    --               280,149

     The restatement had no effect on the consolidated statement of cash flows for the three and six month periods ended June 30, 2005.

     This information will also be set forth in a note to the consolidated financial statements in the Company's quarterly report on Form 10-Q for the quarter ended September 30, 2005 to be filed with the Securities and Exchange Commission.

     The Company's management and Audit Committee have discussed the matters disclosed in this Item 4.02(a) with Ernst & Young LLP, the Company's independent registered public accounting firm.

Item 8.01.  Other Events.

     On November 3, 2005, the Company issued a press release announcing that its board of directors has authorized a stock repurchase program. Under the program, NetRatings may repurchase up to $25 million of the Company's common stock in the open market or in privately negotiated transactions. Additional information regarding the stock repurchase program is contained in the press release, which is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

     (c)  Exhibits

          99.1 Press Release of NetRatings, Inc., dated November 3, 2005

                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 3, 2005

                                      NETRATINGS, INC.

                                      By:/s/ William Pulver
                                         ------------------------
                                         William Pulver
                                         President and Chief Executive Officer

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
                                 EXHIBIT INDEX
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EXHIBIT         DESCRIPTION
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99.1            Press Release of NetRatings, Inc., dated November 3, 2005.